UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) December 17, 2009
                                                      -----------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

        000-31951                                          35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


        210 East Kirkwood Avenue
            Bloomington, IN                                   47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2009, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Monroe Bancorp (the "Company") approved the salaries and incentive compensation plans for the Company's named executive officers for the fiscal year ending December 31, 2010. The Compensation Committee also approved the compensation for the Company's Board of Directors for the fiscal year ending December 31, 2010.

Copies of the 2010 Schedule of Director Compensation and the 2010 Schedule of Executive Officer Compensation are attached as Exhibit 10(xi) and Exhibit 10(xii), respectively, and are incorporated by reference into this Item 5.02.

Item 9.01  Financial Statements and Exhibits.

           (d)      Exhibits

                    10(xi)   2010 Schedule of Director Compensation

                    10(xii)  2010 Schedule of Executive Officer Compensation

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE December 21, 2009

                                             MONROE BANCORP


                                             /s/ Mark D. Bradford
                                             -----------------------------------
                                             Mark D. Bradford
                                             President, Chief Executive Officer

                               Index to Exhibits
                               -----------------



Exhibit                    Description
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10(xi)                     2010 Schedule of Director Compensation

10(xii)                    2010 Schedule of Executive Officer Compensation